  [LOGO]

 INTERNATIONAL GROWTH EQUITY FUND A

 ANNUAL REPORT
 DECEMBER 31, 1996

  [LOGO]

 GROWTH EQUITY FUND

 ANNUAL REPORT
 DECEMBER 31, 1996

  [LOGO]

 SMALL CAP FUND

 ANNUAL REPORT
 DECEMBER 31, 1996

                               RCM SMALL CAP FUND
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The value of an investment in the RCM Small Cap Fund (the "Fund") appreciated by 34.39% over the year ended December 31, 1996. The Fund posted excellent returns on both an absolute and relative basis, finishing the year 1,790 basis points ahead of its primary benchmark, the Russell 2000 Index, which registered a total return of 16.49% for the same period. These results were achieved in the context of a market environment which turned decisively in favor of larger capitalization stocks over small capitalization stocks after the correction of the June/July period. The Fund's performance was especially impressive given that the full year 1996 was one in which all major small cap benchmarks significantly underperformed broader market benchmarks, such as the S&P 500 Composite Index, which returned 22.96%.

After posting outstanding returns in 1995, U.S. stocks and bonds rallied strongly again in the first half of 1996. Consensus expectations going into the year called for a slowing economic environment including low inflation and continued declines in interest rates. By early in the second quarter, however, signs of economic re-acceleration appeared, and inflation fears began to surface. Despite the shifting macroeconomic outlook, equity mutual fund cash flows reached record levels in the first half of 1996, and the market for initial public offerings (IPOs) exploded. Stocks of all capitalizations participated in this first half advance, although small cap issues got off to a very weak start in the month of January. The relative strength of the small cap sector bottomed in February, though, and the Russell 2000 Index outperformed the S&P 500 Index in the months of March, April and May, finishing the first half of the year ahead of the broader market. At midyear, the Fund was 962 basis points ahead of its primary benchmark and 988 basis points ahead of the S&P 500 Index. Factors contributing to outperformance in the first half included the Fund's overweightings in the strong business services sector and in leisure time products and services. Returns were also aided by the growth stock focus of RCM Capital Management, L.L.C. ("RCM"), investment manager of the Fund. Growth investment styles significantly outperformed value styles in the first six months of 1996.

By June, however, the relative strength of the small cap sector versus large cap equities began to deteriorate markedly. A series of stronger-than-expected economic releases generated fears that the Federal Reserve would be forced into a series of rate hikes to keep growth and inflation in tow. U.S. stocks suffered a violent correction in the month of July. As is typical, the small cap sector of the market exhibited significantly more volatility on the downside during this corrective phase, especially given their appreciation through May. Equity mutual fund cash contributions evaporated and the IPO market "window" slammed shut. The broader market began to recover in the late summer as rate fears eased again and investors began to embrace a "Goldilocks" economic scenario (slow-to-moderate growth with little or no inflation.) Mutual fund cash inflows resumed, albeit not at the record levels of the first half. The Dow Jones Industrial Average and the S&P 500 Index posted exceptional gains from late summer through the end of the year. But while small capitalization universes recorded respectable absolute returns, they severely under-performed large cap indices, as investors appeared willing to accord a premium to liquidity after the summer correction. Nevertheless, the Fund gained 12.01% in the second half of 1996, outperforming its primary benchmark by 646 basis points.

The Fund's outperformance to the Russell 2000 Index in 1996 was attributable to stock selection, which was positive in several industries. Electronics and new technology was a highly volatile sector during 1996, but individual issue selection in this area was a strong contributor to relative performance versus the Fund's primary benchmark. The Fund's holdings in this group were up an aggregate of 37% versus a gain of approximately 2% for the Russell 2000 Index stocks in this group. The Fund's major holdings in this group included Computer Products (+70%
total return for the year), Sanmina Corp. (+118%) and Network General (+81%). In general, small cap health care services stocks were weak performers in 1996, as investors' concerns about pricing and reimbursement issues caused HMO, home health care and nursing home stocks to come under pressure. Nevertheless, health care services stocks held by the Fund were up an average of about 18% compared to an average DECLINE of approximately 4% for health care services stocks in the Russell 2000 Index. Curative Health Services, Orthodontic Centers of America and American Home Patient were among the Fund's outstanding performers in this group. The Fund's holdings in the business services sector gained 75% compared to an average return of 27% for the benchmark stocks in this very strong group. Significant positive contributions came from issues such as The Registry, Personnel Group of America, Iron Mountain and Caribiner International. Meaningful contributions from positive stock selection were also achieved in the technology services, transportation services and drugs and hospital supplies groups. On the negative side, stock selection in the household nondurables area hurt relative performance. The Fund's holdings in this sector (including Guest Supply, Carson Inc. and Armor All) were up an average of only 2% compared to
a gain of 16% for the stocks in the benchmark group.   The computers and
office equipment sector also registered a modest negative impact from adverse stock selection.

Overall, industry strategy had a modest negative impact on the Fund's performance relative to the Russell 2000 Index in 1996. Nevertheless, industry strategies that were positive contributors included a meaningful overweighting in the strong business services sector (11% versus 5% in the Russell 2000 Index) and a slight overweighting in the computers and office equipment group. Media and utilities were lagging industry groups underweighted by the Fund in 1996, thereby adding to performance. On the negative side, the Fund's strategic overweighting in health care services hurt relative performance. In fact, the miserable performance of small cap health care stocks was a particularly notable characteristic of the market in 1996, as this sector in the Russell 2000 Index recorded negative returns on an aggregate basis. Given RCM's growth stock focus, health care has traditionally been an area of investment focus for the Fund. However, weightings in this area were reduced significantly in the first half of the year and, as noted above, individual stock selection for the PERIOD was quite favorable for the Fund in health care services. The Fund's underweighting in the interest sensitive and financial industry groups (6.5% versus 22%, excluding utilities), in the Russell 2000 Index was also a negative factor in relative performance from an industry strategy perspective. Due to the growth stock orientation of RCM, it is typical for the Fund to be underweighted in the interest sensitive area versus the large weighting in these groups in the Russell 2000 Index. Although the Fund's average cash position of about 4% for the year was at the low end of its "normal" range, cash was a negative contributor to relative performance given the rising market environment.

Like 1995, the past year was an exceptional one in terms of absolute returns for investors in U.S. stocks across all capitalization ranges, even though small cap universes did not match the returns of the Dow Jones Industrial Average or the S&P 500 Index. While RCM is not bearish going into 1997, historical precedent and RCM's valuations argue strongly against placing a high probability on similar gains for the overall market for 1997. Nevertheless, RCM believes that a slow-to-moderate growth macroeconomic environment is likely to favor the growth style of investing. Furthermore, RCM believes that the conspicuous outperformance of large capitalization equities in the second half of 1996 (exacerbated by the surging popularity of indexing) has resulted in particularly attractive relative valuations in small capitalization stocks early in 1997, especially given the higher relative earnings growth rates of small-sized companies.

RCM SMALL CAP FUND
PERFORMANCE SUMMARY

-------------------------------------------------------------------------------



                                   [GRAPH]


          RCM Small Cap Fund   Russell 2000 Index
          ------------------   ------------------
  1/2/92              10,000              10,000
 1/31/92              10,786              10,811
 2/28/92              11,118              11,127
 3/31/92              10,850              10,751
 4/30/92              10,613              10,373
 5/31/92              10,703              10,511
 6/30/92              10,165              10,017
 7/31/92              10,530              10,366
 8/31/92              10,336              10,072
 9/30/92              10,603              10,304
10/31/92              11,002              10,630
11/30/92              11,807              11,444
12/31/92              12,214              11,842
 1/31/93              12,212              12,242
 2/28/93              11,792              11,960
 3/31/93              12,082              12,348
 4/30/93              11,636              12,008
 5/31/93              12,102              12,539
 6/30/93              12,134              12,617
 7/31/93              12,126              12,791
 8/31/93              12,580              13,344
 9/30/93              13,037              13,720
10/31/93              13,186              14,074
11/30/93              12,728              13,615
12/31/93              13,337              14,080
 1/31/94              13,592              14,522
 2/28/94              13,431              14,469
 3/31/94              12,712              13,707
 4/30/94              12,637              13,788
 5/31/94              12,411              13,633
 6/30/94              11,990              13,173
 7/31/94              12,173              13,390
 8/31/94              13,095              14,136
 9/30/94              13,073              14,088
10/31/94              13,240              14,031
11/30/94              12,765              13,464
12/31/94              13,049              13,824
 1/31/95              12,958              13,649
 2/28/95              13,392              14,217
 3/31/95              13,900              14,461
 4/30/95              14,064              14,782
 5/31/95              14,030              15,037
 6/30/95              14,728              15,817
 7/31/95              15,706              16,728
 8/31/95              16,245              17,074
 9/30/95              16,900              17,380
10/31/95              16,330              16,602
11/30/95              16,882              17,300
12/31/95              17,496              17,756
 1/31/96              17,973              17,737
 2/29/96              18,914              18,290
 3/31/96              19,374              18,662
 4/30/96              20,684              19,660
 5/31/96              21,660              20,435
 6/30/96              20,993              19,596
 7/31/96              18,958              17,884
 8/31/96              20,592              18,923
 9/30/96              22,457              19,662
10/31/96              22,226              19,359
11/30/96              22,488              20,157
12/31/96              23,514              20,685


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The chart above shows the performance of the RCM Small Cap Fund since its inception versus the Russell 2000 Index.# The chart represents a cumulative return of 135.14%+ for the Fund. The average annual total return from the Fund's inception was 18.65%*+.The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS+
DECEMBER 31, 1996

------------------
           LIFE OF
 1 YEAR    FUND*
------------------
34.39%    18.65%
------------------

The data above represents past performance of the Fund, and may not be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------
# The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of 3,000 large U.S. companies by market capitalization and represents approximately 98% of the U.S. equity market.
+ Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
* The Fund began operations on January 4, 1992.

                   REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders of RCM Small Cap Fund and
Board of Directors of RCM Capital Funds, Inc:

We have audited the accompanying statement of assets and liabilities of RCM Small Cap Fund (the "Fund"), including the statement of investments in securities and net assets, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM Small Cap Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                 Coopers & Lybrand L.L.P.


Boston, Massachusetts
February 20, 1997

                             RCM SMALL CAP FUND
                  INVESTMENTS IN SECURITIES AND NET ASSETS
                             DECEMBER 31, 1996

                                                          % OF
    SHARES               EQUITY INVESTMENTS            NET ASSETS    MARKET VALUE
--------------    ------------------------------       ----------    ------------

CONSUMER DURABLES SECTOR                                    2.23%

                  AUTOMOTIVE RELATED                        2.23%

      134,000     Dura Automotive Systems Inc. *                      $ 3,015,000
      310,000     Tower Automotive Inc. *                               9,687,000
                                                                      -----------
                                                                       12,702,500
                                                                       ----------

 CONSUMER NON-DURABLES SECTOR                               7.75%

                  BEVERAGE AND TOBACCO                      0.27%

      42,000      Robert Mondavi Corp. *                                1,533,000

                  GENERAL RETAIL                            1.00%

     146,000      Loehmann's Inc. *                                     3,358,000
      50,000      Proffitt's Inc. *                                     1,843,750
      37,000      Vans Inc. *                                             462,500
                                                                      -----------
                                                                        5,664,250
                                                                      -----------

                  HOUSEHOLD/RELATED NON-DURABLES            1.93%

     267,600      Carson Inc. * (cost $4,010,225)+                     3,712,950
     182,000      Designer Holdings Ltd. *                             2,934,750
     224,700      The North Face Inc. *                                4,325,475
                                                                     -----------
                                                                      10,973,175
                                                                     -----------
                  LEISURE TIME PRODUCTS/SERVICES           4.55%

     485,000      CapStar Hotel Co. *                                  9,518,125
     227,000      Doubletree Corp.  *                                 10,215,000
     25,0000      Family Golf Centers Inc. *                             753,125
     190,000      Interstate Hotels Co. *                              5,367,500
                                                                     -----------
                                                                      25,853,750
                                                                     -----------

CYCLICAL/CAPITAL GOODS SECTOR                            11.54%

                  AEROSPACE/DEFENSE                       1.18%

     301,400      Wyman-Gordon Co. *                                   6,706,150


      The accompanying notes are an integral part of the financial statements.

                             RCM SMALL CAP FUND
                  INVESTMENTS IN SECURITIES AND NET ASSETS
                             DECEMBER 31, 1996

                                                          % OF
    SHARES               EQUITY INVESTMENTS            NET ASSETS    MARKET VALUE
--------------    ------------------------------       ----------    ------------

                  BUILDING AND CONSTRUCTION                0.94%

      155,000     NCI Building Systems Inc. *                        $  5,347,500

                  ELECTRICAL EQUIPMENT                     0.10%

       20,000     Watsco Inc.                                            577,500

                  INDUSTRIAL EQUIPMENT                     0.41%

      110,000     Furon Co.                                            2,337,500

                  RAW AND BASIC MATERIALS                  0.87%

      165,000     Commercial Metals Co.                                4,970,625

                  TRANSPORTATION SERVICES                  8.04%

      417,000     Covenant Transport Inc. Class A *                    5,994,375
      508,000     Expeditors International of Washington Inc.         11,684,000
      190,000     Heartland Express Inc. *                             4,631,250
      101,400     Hub Group Inc. *                                     2,712,450
      247,900     Kitty Hawk Inc. *                                    2,479,000
      175,000     Mark VII Inc. *                                      4,845,313
      245,000     Railtex Inc. *                                       6,186,250
      210,000     Swift Transportation Co. Inc. *                      4,935,000
      125,000     Werner Enterprises Inc.                              2,265,625
                                                                     -----------
                                                                      45,733,263
                                                                     -----------

ENERGY SECTOR                                              3.14%

                   OIL AND RELATED SERVICES                3.14%

      105,000      Camco International Inc.                            4,843,125
      165,000      Forcenergy Gas Exploration Inc. *                   5,981,250
      401,000      Houston Exploration Co. *                           7,017,500
                                                                     -----------
                                                                      17,841,875
                                                                     -----------

      The accompanying notes are an integral part of the financial statements.

                             RCM SMALL CAP FUND
                  INVESTMENTS IN SECURITIES AND NET ASSETS
                             DECEMBER 31, 1996


                                                          % OF
    SHARES               EQUITY INVESTMENTS            NET ASSETS    MARKET VALUE
--------------    ------------------------------       ----------    ------------

HEALTH CARE SECTOR                                         19.55%

                  DRUGS & HOSPITAL SERVICES                 8.17%

       50,000     Algos Pharmaceutical Corp. *                        $   562,500
       17,000     Alliance Pharmaceutical Corp. *                         231,625
       59,100     Anesta Corp. *                                        1,137,675
       16,800     ArthroCare Corp. *                                      121,800
      143,000     Bone Care International Inc.                          1,036,750
       26,000     Cardiac Pathways Corp. *                                308,750
      415,000     CIMA Labs Inc. *                                      2,541,875
      119,000     Creative BioMolecules Inc. *                          1,234,625
       40,000     Eclipse Surgical Technologies Inc. *                    350,000
      370,000     Endosonics Corp. *                                    5,642,500
       28,000     GelTex Pharmaceuticals Inc. *                           679,000
       12,500     IDEC Pharmaceuticals Corp. *                            296,875
      152,000     LUNAR Corp. *                                         5,320,000
       33,000     MedImmune Inc. *                                        561,000
        4,300     Mentor Corp. Minn.                                      126,850
      142,000     NaPro BioTherapeutics Inc. *                          1,508,750
       47,500     NeXstar Pharmaceuticals Inc. *                          712,500
       10,000     PathoGensis Corp. *                                     217,500
       67,100     Penederm Inc. *                                         830,363
      300,000     Physio-Control International Corp.                    6,750,000
        7,000     Protein Design Laboratories Inc. *                      255,500
       44,000     SangStat Medical Corp. *                              1,166,000
       30,700     Sepracor Inc. *                                         510,388
      230,500     Sofamor/Danek Group Inc. *                            7,030,250
       12,000     Vertex Pharmaceuticals Inc. *                           483,000
       42,000     Virus Research Institute Inc. *                         231,000
      299,000     VISX Inc. *                                           6,615,375
                                                                      -----------
                                                                       46,462,451
                                                                      -----------

HEALTH CARE SERVICES                                       11.38%

      245,000     Advanced Health Corp. *                               3,062,500
      130,000     American HomePatient Inc. *                           3,542,500
      125,000     American Medical Response Inc. *                      4,062,500
       85,000     Arbor Health Care Co. *                               2,210,000
      327,800     Curative Health Services Inc. *                       9,075,963
       70,000     Harborside Healthcare Corp. *                           831,250
      215,000     Home Health Corp. of America Inc. *                   2,351,563

      The accompanying notes are an integral part of the financial statements.

                             RCM SMALL CAP FUND
                  INVESTMENTS IN SECURITIES AND NET ASSETS
                             DECEMBER 31, 1996

                                                          % OF
    SHARES               EQUITY INVESTMENTS            NET ASSETS    MARKET VALUE
--------------    ------------------------------       ----------    ------------

                  HEALTH CARE SERVICES
                  (CONTINUED)

      361,200     Maxicare Health Plans Inc. *                       $  8,036,700
      200,000     Multicare Cos. Inc. *                                 4,050,000
      120,000     Orthodontic Centers of America Inc. *                 1,920,000
      218,000     Raytel Medical Corporation *                          2,398,000
      340,000     Renal Treatment Centers Inc. *                        8,670,000
       70,000     Renal Care Group Inc. *                               2,213,750
      205,000     RoTech Medical Corp. *                                4,305,000
      173,600     Summit Care Corp. *                                   2,842,700
        6,600     Total Renal Care Holdings Inc. *                        239,250
      199,000     Transition Systems Inc. *                             2,810,875
      189,300     Veterinary Centers of America Inc. *                  2,082,300
                                                                      -----------
                                                                       64,704,851
                                                                      -----------

INTEREST SENSITIVE SECTOR                                  6.48%

                  BANKING                                  3.62%

      204,300     Community First Bankshares Inc.                       5,618,250
      147,000     Silicon Valley Bancshares *                           4,740,750
      157,000     Texas Regional Bancshares Inc. Class A                5,338,000
       65,000     ValliCorp Holdings Inc.                               1,324,375
       62,000     WestAmerica Bancorporation                            3,580,500
                                                                      -----------
                                                                       20,601,875
                                                                      -----------

                  GENERAL FINANCE                          1.50%

      193,000     AMRESCO Inc. *                                        5,162,750
      145,000     Glendale Federal Bank FSB (California) *              3,371,250
                                                                      -----------
                                                                        8,534,000
                                                                       ----------

                  INSURANCE                                1.36%

       58,000     CMAC Investment Corp.                                 2,131,500
       64,000     Executive Risk Inc.                                   2,368,000
      100,000     MMI Companies Inc.                                    3,225,000
                                                                      -----------
                                                                        7,724,500
                                                                      -----------

     The accompanying notes are an integral part of the financial statements.

                             RCM SMALL CAP FUND
                  INVESTMENTS IN SECURITIES AND NET ASSETS
                             DECEMBER 31, 1996

                                                          % OF
    SHARES               EQUITY INVESTMENTS            NET ASSETS    MARKET VALUE
--------------    ------------------------------       ----------    ------------

SERVICES/MEDIA SECTOR                                     17.49%

                  BUSINESS AND FOOD SERVICES              12.12%

       53,000     ABR Information Services Inc. *                    $  2,086,875
      214,200     AccuStaff Inc. *                                      4,524,975
      136,000     Caribiner International Inc. *                        6,834,000
      174,700     F. Y. I. Inc. *                                       3,646,863
      273,000     G & K Services Inc. Class A                          10,305,750
      128,000     Iron Mountain Inc. *                                  3,872,000
      229,800     Personnel Group of America, Inc. *                    5,543,925
      240,000     Philip Environmental Inc. *                           3,480,000
       92,100     Precision Response Corp. *                            3,235,013
      154,900     The Registry Inc. *                                   7,144,763
      120,200     Romac International *                                 2,644,400
       25,000     Source Services Corp. *                                 453,125
      341,000     Tetra Tech Inc. *                                     6,734,750
       75,000     United Waste Systems Inc. *                           2,578,125
       82,700     Unitog Co.                                            2,253,575
      129,000     Wilmar Industries Inc. *                              3,579,750
                                                                      -----------
                                                                       68,917,889
                                                                      -----------

                  COMMUNICATION SERVICES                   3.66%

      238,600     Channell Commercial Corp. *                           2,952,675
       62,000     CommNet Cellular Inc. *                               1,728,250
       95,000     ICG Communications Inc. *                             1,674,375
       70,300     Orbital Sciences Corp. *                              1,212,675
      360,000     Smartalk Teleservices Inc. *                          6,120,000
      177,700     Tel-Save Holdings Inc. *                              5,153,300
      220,000     Viatel Inc. *                                         1,980,000
                                                                      -----------
                                                                       20,821,275
                                                                      -----------

                  MEDIA SERVICES                           1.71%

      291,800     Central European Media Entertainment Ltd. Class A *   9,264,650
       45,000     Metromedia Int'l Group Inc. *                           444,375
                                                                      -----------
                                                                        9,709,025
                                                                      -----------

     The accompanying notes are an integral part of the financial statements.

                             RCM SMALL CAP FUND
                  INVESTMENTS IN SECURITIES AND NET ASSETS
                             DECEMBER 31, 1996


                                                          % OF
    SHARES               EQUITY INVESTMENTS            NET ASSETS   MARKET VALUE
--------------    ------------------------------       ----------   ------------

TECHNOLOGY SECTOR                                         28.81%

                  COMPUTERS AND OFFICE EQUIPMENT           3.12%

      174,000     Black Box Corp. *                                 $  7,177,500
       92,000     Comverse Technology Inc. *                           3,478,750
      229,600     Micros Systems Inc. *                                7,060,200
                                                                     -----------
                                                                      17,716,450
                                                                     -----------

                  ELECTRONICS AND NEW TECHNOLOGY          13.54%

      373,300     Actel Corp. *                                       8,865,875
      340,000     Altron Inc. *                                       7,140,000
      813,500     Computer Products Inc. *                           15,863,250
      230,000     Continental Circuits Corp. *                        2,472,500
      200,000     Elantec Semiconductor Inc. *                          878,125
       50,000     Kent Electronics Corp. *                            1,287,500
      363,000     Methode Electronics Inc. Class A                    7,350,750
       35,000     Network Equipment Technologies Inc. *                 577,500
       39,000     Network Appliance Inc. *                            1,984,125
      512,400     Network General Corp. *                            15,500,100
      165,000     Sanmina Corp. *                                     9,322,500
      109,000     Uniphase Corp. *                                    5,722,500
                                                                    -----------
                                                                     76,964,725
                                                                    -----------

                  TECHNOLOGY SERVICES                     12.15%

      133,500     American Management Systems Inc. *                  3,270,750
       35,500     Aspen Technologies Inc. *                           2,848,875
      290,000     BISYS Group Inc. *                                 10,748,125
       63,000     CBT Group PLC Sponsored ADR *                       3,417,750
      145,000     Engineering Animation Inc. *                        3,516,250
       77,000     FileNet Corp. *                                     2,464,000
      219,600     The Indus Group Inc. *                              5,654,700
       69,100     Integrated Systems Inc. *                           1,796,600
       60,000     International Telecommunication Systems Inc. *      1,455,000
      435,000     PMT Services Inc. *                                 7,612,500
       15,161     Platinum Software Corp. *                             180,033
      229,000     Raptor Systems Inc. *                               4,608,625
      198,000     Renaissance Solutions Inc. *                        8,860,500
       86,000     SPSS Inc. *                                         2,397,250


      The accompanying notes are anintegral part of the financial statements.

                             RCM SMALL CAP FUND
                  INVESTMENTS IN SECURITIES AND NET ASSETS
                             DECEMBER 31, 1996

                                                          % OF
    SHARES               EQUITY INVESTMENTS            NET ASSETS    MARKET VALUE
--------------    ------------------------------       ----------    ------------
                  TECHNOLOGY SERVICES
                  (CONTINUED)
      307,000     Unison Software Inc. *                             $  8,212,250
       40,700     VERITAS Software Co. *                                2,024,825
                                                                      -----------
                                                                       69,068,033
                                                                      -----------

TOTAL EQUITY INVESTMENTS
(COST $437,423,725)                                       96.99%      551,466,162
                                                                      -----------

SHORT-TERM INVESTMENTS

                  MONEY MARKET FUNDS                       1.77%

      143,121     SSgA U.S. Government Money Market Fund                  143,121
    9,936,016     SSgA Money Market Fund                                9,936,016
                                                                      -----------
                                                                       10,079,137
                                                                      -----------

     PRINCIPAL    COMMERCIAL PAPER                         0.88%
----------------

  $ 5,000,000     General Electric Capital Corp.,
                   5.31% maturing  01/13/97                            4,991,150
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
(COST $15,070,287)                                         2.65%      15,070,287
                                                                     -----------


TOTAL INVESTMENTS (COST $452,494,012) **                  99.64%     566,536,449


                 OTHER ASSETS LESS LIABILITIES             0.36%       2,064,667
                                                                     -----------

                 NET ASSETS                              100.00%    $568,601,116
                                                                    ------------
                                                                    ------------

* Non-income producing security.
+ Affiliates at December 31, 1996, as defined by the Investment Company Act of
  1940, those companies in which a fund holds 5% or more of the outstanding voting securities.

--------------
 TAX INFORMATION:
** For Federal income tax purposes, cost is $453,708,605 and unrealized appreciation (depreciation) of equity securities is as follows:

                  Unrealized appreciation                          $129,447,952
                  Unrealized depreciation                           (16,620,108)
                                                                   -------------
                  Net unrealized appreciation                      $112,827,844
                                                                   -------------
                                                                   -------------


      The accompanying notes are an integral part of the financial statements.

                              RCM SMALL CAP FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996



ASSETS:
 Investments in securities, at value (cost $452,494,012)
  (Note 1) . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 566,536,449
 Receivable for securities sold. . . . . . . . . . . . . . . . .     5,627,661
 Receivable for Fund shares sold . . . . . . . . . . . . . . . .     1,000,000
 Dividends receivable. . . . . . . . . . . . . . . . . . . . . .        85,658
                                                                 -------------
   Total Assets. . . . . . . . . . . . . . . . . . . . . . . . .   573,249,768
                                                                 -------------
LIABILITIES:
 Payable for Fund shares repurchased . . . . . . . . . . . . . .     3,543,022
 Payable for securities purchased. . . . . . . . . . . . . . . .       618,379
 Payable for investment management fees (Note 5) . . . . . . . .       460,702
 Due to custodian. . . . . . . . . . . . . . . . . . . . . . . .        13,876
 Payable for custodian fees. . . . . . . . . . . . . . . . . . .        12,673
                                                                 -------------
   Total Liabilities . . . . . . . . . . . . . . . . . . . . . .     4,648,652
                                                                 -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 568,601,116
                                                                 -------------
                                                                 -------------
NET ASSETS CONSIST OF:
 Paid in capital (Note 3). . . . . . . . . . . . . . . . . . . . $ 453,130,375
 Accumulated net realized gain on investments. . . . . . . . . .     1,428,304
 Net unrealized appreciation on investments. . . . . . . . . . .   114,042,437
                                                                 -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 568,601,116
                                                                 -------------
                                                                 -------------
NET ASSET VALUE PER SHARE
  ($568,601,116 DIVIDED BY 48,318,408 shares outstanding). . . .      $  11.77
                                                                 -------------
                                                                 -------------

   The accompanying notes are an integral part of the financial statements

                              RCM SMALL CAP FUND
                           STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
 Income:
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . $  1,497,519
   Interest. . . . . . . . . . . . . . . . . . . . . . . . .      486,503
                                                             ------------
      Total income . . . . . . . . . . . . . . . . . . . . .    1,984,022
                                                             ------------
 Expenses:
   Investment management fees (Note 5) . . . . . . . . . . .    4,608,338
   Custodian fees. . . . . . . . . . . . . . . . . . . . . .       51,971
   Miscellaneous expenses. . . . . . . . . . . . . . . . . .          800
                                                             ------------
      Total expenses . . . . . . . . . . . . . . . . . . . .    4,661,109
                                                             ------------
         Net investment loss . . . . . . . . . . . . . . . .   (2,677,087)
                                                             ------------

NET REALIZED AND UNREALIZED GAIN: (NOTE 1)
 Net realized gain on investments. . . . . . . . . . . . . .  107,844,093

 Net change in unrealized appreciation on investments. . . .   29,605,875
                                                             ------------
     Net realized and unrealized gain during the year. . . .  137,449,968
                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . $134,772,881
                                                             ------------
                                                             ------------


   The accompanying notes are an integral part of the financial statements.

                              RCM SMALL CAP FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             Year ended          Year ended
                                          December 31, 1996   December 31, 1995
                                          -----------------   -----------------

OPERATIONS:
 Net investment loss. . . . . . . . . . .  $  (2,677,087)        $  (978,987)
 Net realized gain on investments . . . .    107,844,093          63,212,427
 Net change in unrealized appreciation
   on investments . . . . . . . . . . . .     29,605,875          66,594,922
                                          -----------------   -----------------
 Net increase in net assets resulting
   from operations. . . . . . . . . . . .    134,772,881         128,828,362

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain on investments
   (Note 2) . . . . . . . . . . . . . . .   (123,397,033)        (47,579,854)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 3). . . . . . . . . .    147,658,599         (87,329,307)
                                          -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .    159,034,447          (6,080,799)

NET ASSETS:
 Beginning of year. . . . . . . . . . . .    409,566,669         415,647,468
                                          -----------------   -----------------
 End of year. . . . . . . . . . . . . . . $  568,601,116      $  409,566,669
                                          -----------------   -----------------
                                          -----------------   -----------------

   The accompanying notes are an integral part of the financial statements.

                              RCM SMALL CAP FUND
                             FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding for the five years ended December 31, 1996 are as follows:

                                                            Year Ended December 31,
                                              ------------------------------------------------------
                                                  1996*(a)     1995      1994      1993      1992
                                              ------------------------------------------------------

PER SHARE OPERATING PERFORMANCE: (b)
 Net asset value, beginning of period . . . .  $  11.35     $   9.42  $  10.41   $  10.15   $   8.33
                                               --------     --------  --------   --------   --------
 Net investment income (loss) . . . . . . . .     (0.08)       (0.04)    (0.04)     (0.00)      0.03
 Net realized and unrealized gain (loss)
   on investments . . . . . . . . . . . . . .      3.82         3.21     (0.20)      0.91       1.82
                                               --------     --------  --------   --------   --------
 Net increase (decrease) in net asset value
   resulting from investment operations . . .      3.74         3.17     (0.24)      0.91       1.85
                                               --------     --------  --------   --------   --------
 Distributions:
   Net investment income. . . . . . . . . . .     (0.00)       (0.00)    (0.00)     (0.00)     (0.03)
   Net realized gain on investments . . . . .     (3.32)       (1.24)    (0.75)     (0.65)     (0.00)
                                               --------     --------  --------   --------   --------
     Total distributions. . . . . . . . . . .     (3.32)       (1.24)    (0.75)     (0.65)     (0.03)
                                               --------     --------  --------   --------   --------
NET ASSET VALUE, END OF PERIOD. . . . . . . .  $  11.77     $  11.35   $  9.42   $  10.41   $  10.15
                                               --------     --------  --------   --------   --------
                                               --------     --------  --------   --------   --------
TOTAL RETURN (c). . . . . . . . . . . . . . .     34.39%       34.08%    (2.16%)     9.20%     22.14%
                                               --------     --------  --------   --------   --------
                                               --------     --------  --------   --------   --------
RATIOS AND SUPPLEMENTAL DATA:

Average commission rate paid per share (d). .  $ 0.0538        -         -         -         -
                                               --------
                                               --------

Net assets, end of period (in 000's). . . . .  $568,601     $409,567  $415,647   $660,049   $457,994
                                               --------     --------  --------   --------   --------
                                               --------     --------  --------   --------   --------

Ratio of expenses to average net assets . . .       1.0%         1.0%      1.1%       0.9%       0.7%
                                               --------     --------  --------   --------   --------
                                               --------     --------  --------   --------   --------
Ratio of net investment income (loss) to
 average net assets . . . . . . . . . . . . .      (0.6%)       (0.2%)    (0.3%)      0.0%       0.4%
                                               --------     --------  --------   --------   --------
                                               --------     --------  --------   --------   --------

Portfolio turnover. . . . . . . . . . . . . .     117.0%        83.9%    117.7%      80.0%      72.0%
                                               --------     --------  --------   --------   --------
                                               --------     --------  --------   --------   --------

--------------------
*  Calculated using the average share method.
(a) On June 14, 1996, RCM Capital Management, L.L.C. became the investment manager (see Note 5)
(b) Stock split 12:1 at the close of business on June 17, 1996 (see Note 3). All prior period per share amounts were restated to reflect the stock split.
(c) Total return measures the change in value of an investment over the period indicated.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                              RCM SMALL CAP FUND
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES

   RCM Small Cap Fund (the "Fund") is a diversified series of RCM Capital Funds, Inc. (the "Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

   a.  SECURITIES VALUATIONS:

   Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the Company in good faith deems appropriate to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on the National Association of Securities Dealers, Inc. Automated Quotation System or similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

   Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

   b.  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

   Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

   c.  FOREIGN CURRENCY TRANSACTIONS:

   The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency transactions. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

                              RCM SMALL CAP FUND
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    d.  FEDERAL INCOME TAXES:

    It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under
    Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

    e.  DISTRIBUTIONS:

    Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses due to wash sales.

2. DISTRIBUTIONS

   On December 17, 1996, a distribution of $3.32 per share, aggregating $123,397,033, was paid from investment operations. This per share amount consisted of $1.41 short-term capital gains and $1.91 long-term capital gains. The dividend was recorded on December 17, 1996 to shareholders of record on the same date.

3. CAPITAL SHARES

   At December 31, 1996, there were 1,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 100,000,000 were classified as shares of the Fund; 300,000,000 were classified as shares of RCM Growth Equity Fund; 100,000,000 were classified as shares of RCM International Growth Equity Fund A; and 500,000,000 shares remain unclassified. As of the close of business on June 17, 1996, each outstanding share of capital stock of the Fund was split into 12 shares of capital stock, resulting in a total of 33,476,643 outstanding shares of capital stock of the Fund. Transactions in capital shares for the Fund shown below were restated to reflect the stock split:

                          CAPITAL SHARE TRANSACTIONS

                                             Year ended December 31, 1996
                                          ----------------------------------
                                               Shares            Amount
                                          ---------------    ---------------

    Shares sold. . . . . . . . . . . . . .    10,624,664        $ 145,473,916
    Shares issued in connection with
     reinvestment of distributions . . . .    10,879,522          121,959,444
    Shares repurchased . . . . . . . . . .    (9,267,406)        (119,774,761)
                                           ---------------    ---------------
    Net increase . . . . . . . . . . . . .    12,236,780        $ 147,658,599
                                           ---------------    ---------------
                                           ---------------    ---------------

                              RCM SMALL CAP FUND
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996


3.      CAPITAL SHARES (CONTINUED)

                                             Year ended December 31, 1996
                                          ----------------------------------
                                               Shares            Amount
                                          ---------------    ---------------

   Shares sold . . . . . . . . . . . . .     6,672,852       $   75,194,368
   Shares issued in connection with
    reinvestment of distributions. . . .     4,215,828           46,437,296
   Shares repurchased. . . . . . . . . .   (18,943,232)        (208,960,971)
                                          ---------------    ---------------
   Net decrease. . . . . . . . . . . . .    (8,054,552)      $  (87,329,307)
                                          ---------------    ---------------
                                          ---------------    ---------------

   At December 31, 1996, six shareholders held more than 5% of the outstanding shares of the Fund individually and 51.5% in aggregate.

4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 1996, purchases and sales proceeds of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $535,168,539 and $521,178,095, respectively. Purchases and sales/maturities of U.S. government obligations aggregated $19,967,958 and $20,000,000, respectively.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   On June 14, 1996, all of the outstanding general and limited partnership interests in the Fund's investment manager, RCM Capital Management, a California Limited Partnership ("Old RCM"), were acquired by RCM Capital Management, L.L.C. ("RCM"), a wholly owned subsidiary of Dresdner Bank AG, an international banking organization headquartered in Frankfurt, Germany. Because the transaction may have constituted an "assignment" of the Fund's management agreement with Old RCM under the Investment Company Act of 1940, and thus a termination of such management agreement, the Fund sought and obtained prior approval of a new management agreement from the Company's Board of Directors and from the Fund's stockholders at a special meeting of stockholders of the Company held on May 28, 1996. The terms of the new management agreement are substantially the same as those of the previous management agreement.

   RCM manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. For the period from January 1, 1996 to June 30, 1996, the Fund paid investment management fees quarterly to RCM at a rate of 1/4 of 1% (approximately 1% on an annual basis) of the average net assets of the Fund during the preceding quarter. As discussed above, the stockholders approved a new investment management agreement between the Company, on behalf of the Fund, and RCM. Pursuant to this new investment management agreement, beginning July 1, 1996, the Fund pays investment management fees monthly at an annualized rate of 1.0% of the Fund's average daily net assets. For the year ended December 31, 1996, the Fund recorded investment management fees of $4,608,338.

   The RCM Capital Management Profit Sharing Plan, participation in which is limited to employees of RCM, owned 461,274 shares of the Fund on December 31, 1996.

                            RCM CAPITAL FUNDS, INC.
                          STOCKHOLDER MEETING RESULTS
                                  (UNAUDITED)

A Special Meeting of Stockholders of the RCM Capital Funds, Inc. (the "Company") was held on Tuesday, May 28, 1996. The number of shares issued, outstanding and eligible to vote as of April 18, 1996 (the "Record Date") was 7,110,217. Present were 5,477,386 shares in person or represented by proxy, or 77% of the shares outstanding on the Record Date. The matters voted upon by stockholders and the resulting votes for each matter are presented below:

1.  Each person nominated as a director was elected as set forth below:

                                        For         Withhold
                                    -----------  --------------

         Kenneth E. Scott            5,109,781       332,162
         DeWitt F. Bowman            5,245,037       196,905
         Thomas S. Foley             4,910,846       531,097
         Frank P. Greene             5,109,781       332,162
         Pamela A. Farr              5,109,781       332,162
         George G.C. Parker          5,109,781       332,162

2.  An Amendment to the Articles of Incorporation of the Company to reduce
    the par value of the shares of the Company was approved:     For: 4,849,864;
    Against: 517,895; Abstain 74,184.

3. The selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending December 31, 1996 was approved: For: 5,367,761; Against: 0; Abstain: 74,182.

In addition, certain matters were presented to the stockholders of the RCM Small Cap Fund (the "Fund") for approval or ratification. As of the Record Date, there were 2,950,841 shares of the Fund outstanding and eligible to vote. At the Special Meeting 2,306,393 shares were present in person or by proxy, or 78.16% of the shares outstanding on the Record Date. The matters voted upon by stockholders of the Fund and the resulting votes for each matter are presented below:

1. The new Investment Management Agreement between the Company, on behalf of the Fund, and RCM Capital Management, L.L.C. was approved: For: 2,249,677;
    Against: 0; Abstain: 43,811.

2.  Certain revisions to the investment objectives of the Fund were approved:
    For: 1,904,118; Against: 345,624; Abstain: 43,745.

3. A revision to the fundamental investment policies of the Fund regarding investment in warrants was approved: For: 1,903,958; Against: 345,746;
    Abstain: 43,783.

INVESTMENT MANAGER

RCM Capital Management, L.L.C.
Four Embarcadero Center, Suite 3000
San Francisco, California  94111


TRANSFER AND REDEMPTION AGENT

RCM Capital Trust Company
Four Embarcadero Center, Suite 2800
San Francisco, California  94111


DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts  02109


CUSTODIAN

State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts  02105


LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker
555 South Flower Street
Los Angeles, California  90071


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109